UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 14, 1997


                            ROYALE INVESTMENTS, INC.
             (Exact name of registrant as specified in its charter)


      Minnesota                          0-20047                41-1691930
(State or other jurisdiction of        (Commission            (IRS Employer
 incorporation)                        File Number)       Identification Number)


                          One Logan Square, Suite 1105
                             Philadelphia, PA 19103
               (Address of principal executive offices) (Zip Code)


                                 (215) 567-1800
               Registrant's telephone number, including area code)


                                 Royale Investments, Inc.
                                 3430 List Place
                                 Minneapolis, MN 55416-4547
          (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant

     On October 14, 1997, Royale Investments, Inc. ("Registrant"), H/SIC Corporation, a Delaware corporation ("H/SIC"), Strategic Facility Investors, Inc., a Delaware corporation ("Strategic"), the sole general partner of Blue Bell Investment Company, L.P., a Delaware limited partnership ("Blue Bell, L.P."), South Brunswick Investment Company, LLC, a New Jersey limited liability company ("SBIC"), a general partner of South Brunswick Investors, L.P., a Delaware limited partnership ("South Brunswick, L.P."), ComCourt Investment Corporation, a Pennsylvania corporation ("ComCourt Corporation"), the sole general partner of ComCourt Investors, L.P., a Delaware limited partnership ("ComCourt, L.P."), and Gateway Shannon Development Corporation, a Pennsylvania corporation ("Gateway"), the sole general partner of 6385 Flank Drive, L.P., a Pennsylvania limited partnership ("Flank, L.P."), completed a number of transactions (collectively, the "Transactions") pursuant to the Formation/Contribution Agreement dated September 7, 1997, as amended by the Amendment thereto dated as of October 13, 1997 (collectively, the "Formation Agreement"). H/SIC, Strategic and ComCourt Corporation are each 50% owned by Jay
H. Shidler ("Shidler") and Clay W. Hamlin, III ("Hamlin"). Gateway is owned by Mr. Hamlin. Although the Transactions involved a number of properties and partnerships and were effected by a series of intermediate steps, the Transactions were negotiated and effected as a unitary transaction in which one part would not have been done without the other and, in effect, constituted as described below the acquisition by Registrant of an interest in a Delaware limited partnership, FCO, L.P. ("FCO"), formed to acquire ("Acquisition") and hold the Mid-Atlantic suburban office operations of The Shidler Group, a national real estate investment firm.

     Pursuant to the Transactions, Registrant became the sole general partner of FCO, and FCO acquired all of the limited partnership interests in Blue Bell, L.P., South Brunswick, L.P., ComCourt, L.P. and Flank, L.P. (collectively the "Properties Partnerships") except for an 11% limited partnership interest in Blue Bell, L.P. retained by Shidler Equities, L.P., a limited partnership in effect controlled by Mr. Shidler and his wife Wallette Shidler ("Equities L.P."), and 11% limited partnership interests in each of ComCourt, L.P. and Flank, L.P. retained by Mr. Hamlin (collectively the "Retained Interests"). Immediately prior to the acquisition by FCO of such limited partnership interests, the general partnership interests in the respective Properties Partnerships held by Strategic, SBIC, ComCourt Corporation and Gateway were converted into



limited partnership interests, and FCO
Holdings, Inc. ("Holdings"), a wholly-owned Delaware subsidiary of Regis-trant, was admitted as the sole general partner of each of the Properties Partnerships holding a .1% interest in each of them. Registrant has a 20.6946% Percentage Interest in FCO which it acquired as a result of the contribution by Registrant to FCO of certain limited partnership interests in various of the Properties Partnerships which had been assigned directly to Registrant in exchange for 600,000 shares of common stock of Registrant. In addition, until December 31, 2000, a portion of the Profits (as defined in the FCO Partnership Agreement) for each fiscal year is to be allocated 19.8% to Registrant as the General Partner and 80.2% to all Partners (including Registrant as the General Partner but not the Preferred Limited Partners holding Preferred Units).

     The Retained Interests are required to be contributed by Equities L.P. and Hamlin to FCO in November 2000 in consideration for the issuance to them of an aggregate of 282,508 Limited Partner Interests and 186,455 Preferred Partnership Units of FCO.

     FCO was formed as a Delaware limited partnership by Registrant on October 9, 1997 for the purpose of effecting the Transactions. On October 14, 1997 Registrant, as the sole General Partner of FCO, and the limited partners and preferred limited partners named therein entered into a Limited Partnership Agreement dated that day (the "FCO Partnership Agreement").

     Each of the Properties Partnerships holds one or more suburban office buildings located in South Brunswick, New Jersey, Blue Bell, Pennsylvania and Harrisburg, Pennsylvania. The ten buildings held by the Properties Partnerships (the "Commercial Office Buildings") comprise an aggregate of approximately 1.5 million square feet and in the aggregate are currently 99.8% leased to major corporate tenants, including Unisys Corporation, IBM Corporation, Teleport Communications Group, Merck, Hershey Foods, Pitney-Bowes, Ernst & Young and McGraw-Hill. These leases expire in various years, commencing in September 1999 and running to June 2009. Six of these buildings are single tenant buildings. Registrant, through FCO and Holdings, intends to continue the business of the Properties Partnerships of owning and leasing commercial office buildings.

     Immediately prior to the Acquisition, each of the Properties Partnerships jointly and severally entered into a $100 million principal amount mortgage



financing with Bankers Trust Company pursuant to a Senior Secured Credit Agreement dated as of October 14, 1997 ("Credit Facility"). Approximately $96.1 million of the proceeds of the Credit Facility was used by entities other than the Registrant and FCO to refinance indebtedness of or secured by the assets of the Properties Partnerships and to pay various costs in connection with the Transactions. Approximately $3.9 million of the proceeds of the Credit Facility were contributed to FCO in connection with the Transactions. FCO used approximately $2.9 million of these funds to pay various costs associated with the Transactions and retained approximately $1.0 million for working capital needs. FCO is a joint and several obligor in respect of the Credit Facility. Registrant and Holdings are not obligors with respect to the Credit Facility, but have pledged certain assets described below to secure repayment of the Credit Facility. The initial term of the Credit Facility is three years with the right given to the obligors to extend it, subject to the satisfaction of conditions precedent thereto, for two successive one year extensions. Substantially all of the assets of the Properties Partnerships and FCO's and Holdings' interests in the Properties Partnerships and Registrant's interests in Holdings and FCO have been pledged or mortgaged to secure the Properties Partnerships' and FCO's joint and several obligations in respect of the Credit Facility.

     For the purposes of the Acquisition, the Properties Partnerships were treated as having a value of $170 million (before giving effect to the indebtedness represented by the Credit Facility). For purposes of determining the consideration to be given in respect of the acquisition by FCO of limited partnership interests in the Properties Partnerships, Limited Partner Interests were issued (and will be issued in November 2000 for Retained Interests) at the rate of one Unit for every $5.50 in exchange value and Preferred Partnership Units were issued (and will be issued in November 2000 for Retained Interests) at a rate of one Unit for every $25.00 in exchange value.

     The aggregate consideration issued in the Transactions by Registrant and FCO on October 14, 1997 to the former general and limited partners of the Properties Partnerships consisted of (x) 600,000 shares of common stock of Registrant (issued at a price of $5.50 per share); (y) an aggregate of 2,899,310 Limited Partner Interests in FCO (including 600,000 issued to Registrant in consideration for limited partnership interests in the Properties Partnerships acquired by it for 600,000 shares of its common stock and subsequently


contributed by it to FCO); and (z) 1,913,545 Preferred Partnership Units in FCO.

     Prior to the execution and delivery of the Formation/Contribution Agreement, there had not been any material relationship between the general and limited partners of the Properties Partnerships and Registrant or any of its affiliates.

     The nature and amount of consideration given and received by Registrant in the Transactions was based on its judgment as to the fair market value of the Commercial Office Buildings and the shares of common stock of Royale at the time the Formation/Contribution Agreement was negotiated.

     Preferred Partnership Units of FCO may be converted on or after October 1, 1999 into Limited Partner Interests of FCO on the basis of 3.5714 Units of Limited Partner Interest for each Preferred Partnership Unit being converted plus an amount in cash equal to the accrued Priority Return Amount (as defined in the FCO Partnership Agreement) in respect of such Preferred Partnership Units.

     Subject to compliance with the FCO Partnership Agreement, beginning on September 1, 1998, each Limited Partner of FCO has the right to require FCO to redeem all or a portion of the Limited Partner Interests held by such Limited Partner. FCO (or Registrant as its General Partner) has the right, in its sole discretion, to deliver to such redeeming Limited Partner either one share of common stock of Registrant (subject to anti-dilution adjustment) or a cash payment equal to the then fair market value of such share (so adjusted) (based on the formula for determining such value set forth in the FCO Partnership Agreement). Such rights of redemption and conversion are immediately exercisable upon the happening of a Special Event (as defined in the FCO Partnership Agreement). The redemption of Limited Partner Interests for common stock of Registrant will have the effect of increasing Registrant's Percentage Interest in FCO.

     The right to receive common stock of Registrant upon exercise of such right of redemption is subject to compliance with a number of significant conditions precedent including compliance with Registrant's charter, all requirements under the Internal Revenue Code of 1986, as amended applicable to real estate investment trusts, compliance with the Minnesota Business Corporation Act or any



other law then in effect and any applicable rule or policy of any stock exchange or self-regulatory organization.

     The following table sets forth the interests as of October 14, 1997 of the general and limited partners of FCO and the holders of Preferred Partnership Units in FCO (before giving effect to any contribution of Retained Interests):


                                                      Units of
                                                      Limited                              Preferred
                                                      Partner         Percentage          Partnership
                                                     Interests         Interest              Units

General Partner

Royale Investments, Inc.                               600,000           20.6946%

Limited Partners and Preferred Limited Partners

Mr. Shidler                                              2,600            0.0897%          126,079

Shidler Equities, L.P.(1)                              582,103           20.0773%          457,826

Mr. Hamlin                                               5,235             .1805%          115,334

LBCW Limited Partnership(2)                            875,284           30.1894%          663,808

CHLB Partnership(3)                                     63,243            2.1813%           41,741

Robert L. Denton                                       129,549            4.4683%           85,502

James K. Davis                                          15,368             .5300%           10,142


----------

1 A limited partnership controlled by Jay H. Shidler and his wife, Wallette Shidler.

2 A limited partnership controlled by Mr. Hamlin who is the sole general partner.

3 A Pennsylvania family partnership controlled by Mr. Hamlin and his wife, Lynn B. Hamlin, as the sole general partners.



                                                      Units of
                                                      Limited                              Preferred
                                                      Partner         Percentage          Partnership
                                                     Interests         Interest              Units
John E. deB. Blockey, Trustee of the John E.
   deB. Blockey Living Trust dated 9/12/88

                                                        89,549            3.0886%           59,102
Henry D. Bullock                                        34,718            1.1975%           22,914

Frederick K. Ito                                        17,359            0.5987%           11,457

LGR Investment Fund, Ltd.                               80,030            2.7603%           52,820

Tiger South Brunswick, L.L.C.
                                                         2,875             .0992%            1,898
Westbrook Real Estate Fund I, L.P.
                                                       336,121           11.5931%          221,840
Westbrook Real Estate Co. Investment
Partnership I, L.P.                                     33,299            1.1485%           21,977

Denise J. Liszewski                                     10,227            0.3527%            6,750

Samuel Tang                                              6,818            0.2352%            4,500

David P. Hartsfield                                      9,091            0.3136%            6,000

Lawrence J. Taff                                         4,091            0.1411%            2,700

Kimberly F. Aquino                                       1,750            0.0604%            1,155

                                                     2,899,310          100.0000%        1,913,545
                                                  ------------------------------------------------

     Pursuant to the Transactions, Messrs. Shidler and Hamlin each acquired 300,000 shares of common stock of Registrant in exchange for partnership interests in various of the Properties Partnerships. The right to acquire 147,818 of these shares (73,909 by each of Messrs. Shidler and Hamlin) was acquired by Mr. Shidler and Mr. Hamlin for cash payments aggregating $813,000 to the persons who contributed certain of these partnership interests to Registrant. The common stock issued to Mr. Shidler and Mr. Hamlin represents, in



the aggregate, approximately 26% of the outstanding common stock of the Registrant immediately following the Transactions. The Properties Partnerships had prior to the Transactions in effect been controlled by Mr. Shidler and Mr. Hamlin.

     Concurrently with the closing of the Transactions and pursuant to the Formation/Contribution Agreement, Registrant acquired for 273,729 shares of its common stock all of the assets of Crown Advisors, Inc. ("Crown") (including 27,646 shares of Registrant's common stock held by Crown and valued for this purpose at $5.50 per share). The shares of common stock of Registrant held by Crown were then retired. Crown had been the advisor to Registrant pursuant to a management contract. All of the outstanding capital stock of Crown was owned by Vernon R. Beck and John Parsinen, then directors and Chairman of the Board and Chief Executive Officer and Secretary, respectively, of Registrant. The management contract between Crown and Registrant was terminated and Registrant entered into a new management agreement with Glacier Realty, LLC, a Minnesota limited liability company all of the interests in which are owned by Vernon R. Beck and John Parsinen. Under this Management Agreement, Glacier will be responsible for the management of the retail properties of the Registrant.

     Upon completion of the Transactions, Mr. Hamlin, Mr. Shidler, William H. Walton and Kenneth S. Sweet, Jr., nominees of the persons who previously directly or indirectly held the general and limited partnership interests in the Properties Partnerships, were elected directors of the Registrant and John Parsinen, Orvin J. Hall and Kurt Schoenrock resigned from the Board of Directors of the Registrant. Messrs. Vernon R. Beck, Allen C. Gehrke and Kenneth D. Wethe continued as directors. The Board of Directors of Registrant consists of seven directors. All directors are elected to serve until they die or retire or until the next annual meeting of the shareholders of Registrant and their successors are elected and qualified. It is expected that Mr. Shidler will shortly be elected Chairman of the Board of Directors of Registrant as provided by the Formation/Contribution Agreement.

     Upon completion of the Transactions, the following officers of the Registrant were appointed and the existing officers of the Registrant resigned:

          Clay W. Hamlin, III               President and Chief Executive
                                                Officer
          Vernon R. Beck                    Vice President
          James K. Davis                    Chief Financial Officer
          David P. Hartsfield               Chief Operating Officer
          John Parsinen                     Secretary
          Denise Liszewski                  Vice President and Assistant
                                                Secretary

     Mr. Hamlin has entered into a two year, employment agreement with FCO which will be renewed automatically unless terminated by either party upon notice to the other.

Item 2.   Acquisition or Disposition of Assets.

          See response to Item 1.

Item 3.   Financial Statements and Exhibits.

           (a)   Financial Statements of Businesses Acquired

                 To be filed by amendment.

           (b)   Pro Forma Financial Information

                 To be filed by amendment.



Exhibit Number                    Description

2.1 Formation/Contribution Agreement dated September 7, 1997, as amended, by and among Royale Investments, Inc., H/SIC Corporation, a Delaware corporation, Strategic Facility Investors, Inc., a Delaware corporation, the sole general partner of Blue Bell Investment Company, L.P., a Delaware limited partnership, South Brunswick Investment Company, LLC, a New Jersey limited liability company, a general partner of South Brunswick Investors, L.P., a Delaware limited partnership, ComCourt Investment Corporation, a Pennsylvania corporation, the sole general partner of ComCourt Investors, L.P., a Delaware limited partnership, and Gateway Shannon Development Corporation, a Pennsylvania corporation, the sole general partner of 6385 Flank Drive, L.P., a Pennsylvania limited partnership, with exhibits, as amended by the Amendment thereto dated October 13, 1997.

2.2 Agreement and Plan of Reorganization between the Registrant and Crown Advisors, Inc.

2.3                 FCO, L.P. Partnership Agreement dated October 14, 1997.

2.4                 Amended and Restated Partnership Agreement of Blue Bell
                    Investment Company.

2.5                 Amended and Restated Partnership Agreement of South
                    Brunswick Investors, L.P.

2.6                 Amended and Restated Partnership Agreement of ComCourt
                    Investors, L.P.

2.7                 Amended and Restated Partnership Agreement of 6385 Flank,
                    L.P.

10.1                Clay W. Hamlin III Employment Agreement dated October 14,
                    1997 with FCO, L.P.

10.2 Registration Rights Agreement dated October 14, 1997 for the benefit of certain shareholders of the Registrant.



10.3                Management Agreement between Registrant and Glacier Realty,
                    LLC.

10.4 Senior Secured Credit Agreement dated October 13, 1997 (Exhibits and Schedules have been omitted pursuant to Rule 6.01(b)(2) of Regulation S-K. Such Exhibits and Schedules are listed and described in the Credit Agreement. The Registrant hereby agrees to furnish to the Securities and Exchange Commission, upon its request, any or all such omitted Exhibits and Schedules.)

20.                 Press Release dated October 14, 1997.





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                  Dated:  October 28, 1997


                                         ROYALE INVESTMENTS, INC.


                                         By:    /s/ Clay W. Hamlin, III
                                              -----------------------------
                                         Name:  Clay W. Hamlin, III
                                         Title: President and Chief
                                                  Executive Officer

                                 EXHIBIT INDEX


Exhibit Number                    Description

2.1 Formation/Contribution Agreement dated September 7, 1997, as amended, by and among Royale Investments, Inc., H/SIC Corporation, a Delaware corporation, Strategic Facility Investors, Inc., a Delaware corporation, the sole general partner of Blue Bell Investment Company, L.P., a Delaware limited partnership, South Brunswick Investment Company, LLC, a New Jersey limited liability company, a general partner of South Brunswick Investors, L.P., a Delaware limited partnership, ComCourt Investment Corporation, a Pennsylvania corporation, the sole general partner of ComCourt Investors, L.P., a Delaware limited partnership, and Gateway Shannon Development Corporation, a Pennsylvania corporation, the sole general partner of 6385 Flank Drive, L.P., a Pennsylvania limited partnership, with exhibits, as amended by the Amendment thereto dated October 13, 1997.

2.2 Agreement and Plan of Reorganization between the Registrant and Crown Advisors, Inc.

2.3                 FCO, L.P. Partnership Agreement dated October 14, 1997.

2.4                 Amended and Restated Partnership Agreement of Blue Bell
                    Investment Company.

2.5                 Amended and Restated Partnership Agreement of South
                    Brunswick Investors, L.P.

2.6                 Amended and Restated Partnership Agreement of ComCourt
                    Investors, L.P.

2.7                 Amended and Restated Partnership Agreement of 6385 Flank,
                    L.P.

10.1                Clay W. Hamlin III Employment Agreement dated October 14,
                    1997 with FCO, L.P.

10.2               Registration Rights Agreement dated October 14, 1997 for
                    the benefit of certain shareholders of the Registrant.

10.3                Management Agreement between Registrant and Glacier Realty,
                    LLC.

10.4 Senior Secured Credit Agreement dated October 13, 1997 (Exhibits and Schedules have been omitted pursuant to Rule 6.01(b)(2) of Regulation S-K. Such Exhibits and Schedules are listed and described in the Credit Agreement. The Registrant hereby agrees to furnish to the Securities and Exchange Commission, upon its request, any or all such omitted Exhibits and Schedules.)

20.                 Press Release dated October 14, 1997.




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